                                                                      Exhibit 21

                                DANA CORPORATION
                            CONSOLIDATED SUBSIDIARIES
                             AS OF DECEMBER 31, 1998

Dana Corporation
4500 Dorr Street
Toledo, Ohio 43615

UNITED STATES
-------------
Dana Distribution, Inc.                                                            Delaware
Dana Risk Management Services, Inc.                                                Ohio
Dana World Trade Corporation                                                       Delaware
DTF Trucking, Inc.                                                                 Delaware
Albarus, Inc.                                                                      Delaware
Precision Specialities, Inc.                                                       Delaware
GemStone Gasket Company                                                            Delaware
Flight Operations, Inc.                                                            Delaware
Results Unlimited, Inc.                                                            Delaware
Dana International Finance Inc.                                                    Delaware
Dana International Limited                                                         Delaware
Warner Sensors Corporation                                                         Delaware
     (formerly Marengo Corporation)
UnderCar International, Inc.                                                       Delaware
Krizman International, Inc.                                                        Delaware
McQuay-Norris, Inc.                                                                Delaware
Reinz Wisconsin Gasket Co.                                                         Delaware
Perfect Circle Valve Seals, L.L.C.                                                 Delaware
Wix Filtration Media Specialists, Inc.                                             Delaware
Flexon, Inc.                                                                       Michigan
Sealed Power Technologies Corporation of Nevada                                    Nevada
Sanford Acquisition Company                                                        Michigan
Harvey Two Company                                                                 Michigan
Dana Transmissions, Inc.                                                           Delaware
DSA of America, Inc.                                                               Michigan
Spicer Heavy Axle & Brake, Inc.                                                    Michigan
Glacier Vandervell, Inc.                                                           Michigan
     Glacier Daido America, LLC                                                    Ohio
Echlin Inc                                                                         Connecticut
     American Electronic Components, Inc.                                          Indiana
     Automotive Brake Company Inc.                                                 Delaware
         Brake Parts Inc.                                                          Delaware
         Friction Inc.                                                             Delaware
              Brake Systems, Inc.                                                  Delaware
              EPE, Inc.                                                            California
              Prattville Mfg., Inc. (dormant)                                      Delaware
     Hydraulics Inc.                                                               Delaware
     Automotive Controls Corp.                                                     Connecticut
     Auto Parts Acquisition Inc. (fka WAWD-EAP) (dormant)                          Delaware
     Beck/Arnley Worldparts Corp.                                                  Delaware
     Blackstone Manufacturing Co., Inc.                                            Delaware
     Brake Realty Inc.                                                             Delaware
     BWD Automotive Corporation                                                    Delaware
     BWD International Inc.                                                        Delaware
     Digital Fuel Injection Inc.                                                   Delaware
     Double Wharf Corporation                                                      Delaware
     Echlin Asset Funding Corp.                                                    Connecticut
     Echlin-Ponce, Inc.                                                            Delaware
     Friction Materials, Inc.                                                      Massachusetts

     Integrated Electronics International, Inc. (holding co.)                      New Jersey
     Integrated Technologies Group, Inc.                                           Connecticut
     Iroquois Tool Systems, Inc.                                                   Pennsylvania
     Lipe Corporation  (dormant)                                                   Delaware
     Long USA Inc.                                                                 Delaware
         Long Automotive Inc.                                                      Texas
         Long Cooling Systems Inc.                                                 Delaware
     Midland Brake, Inc. (dormant)                                                 Delaware
     Moto Mirror, Inc.                                                             Texas
         Road Scan Inc.                                                            Texas
     Mr. Gasket, Inc.                                                              Delaware
         Brookpark Leasing Company                                                 Delaware
     Pacer Industries, Inc.                                                        Missouri
     PAH Mexico Inc. (holding co.)                                                 Delaware
     W.M. Holding Company, Inc.  (holding co.)                                     Delaware
     Preferred Technical Group International, Inc.                                 Delaware
         Preferred Technical Group, Inc.                                           Delaware
         Multitec-PTG, Inc.                                                        Delaware
     Ristance Corporation                                                          Indiana
     Sierra International Inc.                                                     Illinois
     Sprague Controls Inc.                                                         Delaware
     Sprague Prutsman, Inc.                                                        Delaware
     Tekonsha Engineering Company                                                  Michigan
     Theodore Bargman Company                                                      Michigan
     United Brake Systems Inc. (dormant)                                           Delaware
Diamond Financial Holdings, Inc.                                                   Delaware
     Findlay Properties, Inc.                                                      Ohio
     Ottawa Properties, Inc.                                                       Michigan
     Shannon Properties, Inc.                                                      Delaware
        First Shannon Realty of North Carolina, Inc.                               North Carolina
     Summey Building Systems, Inc.                                                 North Carolina
     Dana Credit Corporation                                                       Delaware
        Farnborough Properties Partners I Limited                                  Delaware
        Farnborough Properties Partners II Limited                                 Delaware
        Farnborough Properties Partners III Limited                                Delaware
        Farnborough Properties Partners IV Limited                                 Delaware
        DCC Project Finance Nine, Inc.                                             Delaware
        Dana Commercial Credit Corporation                                         Delaware
              Camotop Two Corporation                                              Delaware
              CCD Air Ten, Inc.                                                    Delaware
              CCD Air Eleven, Inc.                                                 Delaware
              CCD Air Twelve, Inc.                                                 Delaware
              CCD Air Thirteen, Inc.                                               Delaware
              CCD Air Fourteen, Inc.                                               Delaware
              CCD Air Twenty, Inc.                                                 Delaware
              CCD Air Twenty-One, Inc.                                             Delaware
              CCD Air Twenty-Two, Inc.                                             Delaware
              CCD Air Twenty-Three, Inc.                                           Delaware
              CCD Air Thirty, Inc.                                                 Delaware
              CCD Air Thirty-Two, Inc.                                             Delaware
              CCD Air Thirty-Three, Inc.                                           Delaware
              CCD Air Thirty-Four, Inc.                                            Delaware
              CCD Air Thirty-Five, Inc.                                            Delaware
              CCD Air Thirty-Six, Inc.                                             Delaware
              CCD Air Thirty-Seven, Inc.                                           Delaware
              CCD Air Thirty-Eight, Inc.                                           Delaware
              CCD Air Thirty-Nine, Inc.                                            Delaware
              CCD Air Forty, Inc.                                                  Delaware
              CCD Air Forty-One, Inc.                                              Delaware
              CCD Air Forty-Two, Inc.                                              Delaware
              CCD Air Forty-Four, Inc.                                             Delaware

              CCD Air Forty-Six, Inc.                                              Delaware
              CCD Airway One, Inc.                                                 Delaware
              CCD Rail Two, Inc.                                                   Delaware
              CCD Rail Three, Inc.                                                 Delaware
              CCD Rail Five, Inc.                                                  Delaware
              Comprehensive Asset Services, Inc.                                   Delaware
              Dana Business Credit Corporation                                     Delaware
                  Dana Commercial Finance Corporation                              Delaware
              Dana Fleet Leasing, Inc.                                             Delaware
             DCC Canada Inc.                                                       Delaware
             DCC Franchise Services, Inc.                                          Delaware
             DCC Project Finance One, Inc.                                         Delaware
             DCC Project Finance Two, Inc.                                         Delaware
             DCC Project Finance Three, Inc.                                       Delaware
                 DCC Linden, Inc.                                                  Delaware
             DCC Project Finance Four, Inc.                                        Delaware
             DCC Project Finance Five, Inc.                                        Delaware
             DCC Project Finance Six, Inc.                                         Delaware
             DCC Project Finance Ten, Inc.                                         Delaware
             DCC Project Finance Eleven, Inc.                                      Delaware
                 Washington 10 Gas Holdings, Inc.                                  Delaware
             DCC Project Finance Twelve, Inc.                                      Delaware
             DCC Project Finance Thirteen, Inc.                                    Delaware
             DCC Project Finance Fourteen, Inc.                                    Delaware
             DCC Servicing, Inc.                                                   Delaware
             Energy Services Credit Corporation                                    Delaware
             GSP I Corporation                                                     Oregon
             Isom & Associates                                                     Delaware
             Leased Equipment, Inc.                                                Delaware
             Lease Recovery, Inc.                                                  Delaware
             Midwest Housing Investments J.V., Inc.                                Delaware
             Potomac Leasing Company                                               Delaware
             REBAC, Inc.                                                           Delaware
             REBNEC Three, Inc.                                                    Delaware
             REBNEC Five, Inc.                                                     Delaware
             REBNEC Nine, Inc.                                                     Delaware
             REBNEC Eleven, Inc.                                                   Delaware
             ReDade, Inc.                                                          Delaware
             REFIRST, Inc.                                                         Delaware
             REFREEZE, Inc.                                                        Delaware
             REHAT, Inc.                                                           Delaware
             RENAT, Inc.                                                           Delaware
             RENOVO One, Inc.                                                      Delaware
             RENOVO Three, Inc.                                                    Delaware
             RENOVO Five, Inc.                                                     Delaware
             RENOVO Seven, Inc.                                                    Delaware
             RENOVO Nine, Inc.                                                     Delaware
             RENOVO Eleven, Inc.                                                   Delaware
             RENOVO Thirteen, Inc.                                                 Delaware
             ReSun, Inc.                                                           Delaware
             RETRAM, Inc.                                                          Delaware
             Shannon Health Care Realty, Inc.                                      Delaware
             Shannon Property Management, Inc.                                     Delaware
             Shannon Supermarket Investors, Inc.                                   Delaware
        Dana Lease Finance Corporation                                             Delaware
             Camotop One Corporation                                               Delaware
             CCD Air Four, Inc.                                                    Delaware
             CCD Air Five, Inc.                                                    Delaware
             CCD Air Seven, Inc.                                                   Delaware
             CCD Air Eight, Inc.                                                   Delaware
             CCD Air Nine, Inc.                                                    Delaware

             CCD Air Forty-Three, Inc.                                             Delaware
             CCD Air Forty-Seven, Inc.                                             Delaware
             CCD Airway Two, Inc.                                                  Delaware
             CCD Rail One, Inc.                                                    Delaware
             CCD Rail Four, Inc.                                                   Delaware
             DCC Project Finance Seven, Inc.                                       Delaware
             DCC Project Finance Eight, Inc.                                       Delaware
             DCC Project Finance Fifteen, Inc.                                     Delaware
             DCC Spacecom Two, Inc.                                                Delaware
             DCC Vendorcom, Inc.                                                   Delaware
             JVQ Capital One, Inc.                                                 Delaware
             REBNEC One, Inc.                                                      Delaware
             REBNEC Two, Inc.                                                      Delaware
             REBNEC Four, Inc.                                                     Delaware
             REBNEC Six, Inc.                                                      Delaware
             REBNEC Ten, Inc.                                                      Delaware
             REBNEC Twelve, Inc.                                                   Delaware
             RECONN, Inc.                                                          Delaware
             RENOVO Two, Inc.                                                      Delaware
             RENOVO Four, Inc.                                                     Delaware
             RENOVO Six, Inc.                                                      Delaware
             RENOVO Eight, Inc.                                                    Delaware
             RENOVO Ten, Inc.                                                      Delaware
             RENOVO Twelve, Inc.                                                   Delaware
             RERSEY, Inc.                                                          Delaware
             RESAMM, Inc.                                                          Delaware
             REVA, Inc.                                                            Delaware
Letovon Rosehill One Pty Limited                                                   Australia
Letovon Rosehill Two Pty Limited                                                   Australia
Letovon St. Kilda One Pty Limited                                                  Australia
Letovon St. Kilda Two Pty Limited                                                  Australia
DCC Canada Inc.                                                                    Canada
Letovon St. Kilda/Rosehill Co.                                                     Cayman Islands
Dana Capital S.A.                                                                  France
Dana Finance S.A.                                                                  France
DCC Leasing GmbH                                                                   Germany
Shannon Properties GmbH                                                            Germany
Northavon Investments Limited                                                      Jersey
Dana Commercial Credit (UK) Limited                                                United Kingdom
    Dana Capital Limited                                                           United Kingdom
    DCC (June) Limited                                                             United Kingdom
    DCC (September) Limited                                                        United Kingdom
Farnborough Properties Company                                                     United Kingdom
Farnborough Airport Properties Company                                             United Kingdom
  Farnborough Aerospace Centre Management Limited                                  United Kingdom
Letovon Hammersmith Co.                                                            United Kingdom
Letovon Heathrow Co.                                                               United Kingdom
Letovon Waterloo Co.                                                               United Kingdom
         Development, L.L.C.
Tecnologia de Mocion Controlada S.A. de C.V.                                       Mexico
Dana Heavy Axle Mexico S.A. de C.V.                                                Mexico
     (f.k.a. Eaton Manufacturera)
     Dana Manufacturera S.A. de C.V. (f.k.a. Eaton Ejes)                           Mexico
     Dana Ejes S.A. de C.V. (f.k.a. EMSA S.A. de C.V.)                             Mexico
Grupo Echlin Automotrices S.A. de C.V.                                             Mexico
     Balatas American Brakebloks, S.A. de C.V.                                     Mexico
     Producciones Automotrices, S.A. de C.V.                                       Mexico
     Echlin Comercial, S.A. de C.V.                                                Mexico
     Frenos Lusac, S.A. de C.V.                                                    Mexico
         Lusac Comfhia de Mexico, S.A. de C.V.                                     Mexico
         Itapsa, S.A. de C.V.                                                      Mexico

     FTE Mexicana, S.A. de C.V.                                                    Mexico
     Inversiones Echlin S.A. de C.V.                                               Mexico
         Echlin Mexicana, S.A. de C.V.                                             Mexico
     Long de Mexico, S.A. de C.V.                                                  Mexico
Candados Universales de Mexico, S.A. de C.V.                                       Mexico
Echlin de Saltillo, S.A. de C.V.                                                   Mexico
     Echlin Industrias de Mexico, S.a. de C.V.                                     Mexico
Wrenford Insurance Company Limited                                                 Bermuda
ROC Spicer Investment Co.                                                          British Virgin Islands
Francisco Holdings Limited                                                         British Virgin Islands
Dana Canada, Inc.  (fka Hayes-Dana Inc.)                                           Canada
3125025 Canada Inc.  (federal company)                                             Canada
Echlin Canada Inc. (federal company)                                               Canada
     Long Manufacturing Ltd.                                                       Canada
     Brake Parts Canada Inc.                                                       Canada
Echlin Dominicana, S.A.                                                            Dominican Republic
Dana Foreign Sales Corporation                                                     U.S. Virgin Islands
Echlin International, V.I., Inc.                                                   U.S. Virgin Islands
Dana Australia (Holdings) Pty. Ltd.                                                Australia
      Dana Australia Pty. Ltd.                                                     Australia
        Truckline Parts Centres Pty. Ltd.                                          Australia
      Dana Australia Trading Pty. Ltd.                                             Australia
          (Formerly Spicer Drivetrain Pty. Ltd.)
         J.B. Morgan and Co. Pty., Ltd.                                            Australia
Dana Asia Pacific Industrial
 (fka Warner Electric Australia Pty. Ltd.)                                         Australia
Echlin Australia Pty. Ltd. (holding co.)                                           Australia
     Kelray Australia Pty. Ltd.                                                    Australia
         P.J. Warneford Components                                                 Australia
     Warneford & Oldfield Pty. Limited                                             Australia
Fujian Spicer Drivetrain Systems Co., Ltd.                                         China
Dana Asia (Hong Kong) Limited                                                      Hong Kong
Kentning Industries Limited         (Never Active)                                 Hong Kong
Shui Hing Manufacturing Company Limited                                            Hong Kong
Echlin China Limited (Hong Kong)                                                   Hong Kong
P.T. Spicer Indonesia        (Never Active)                                        Indonesia
Dana Japan, Ltd.                                                                   Japan
Dana Korea Co. Ltd.                                                                Korea
Dana Asia Pacific (Malaysia) Sdn. Bhd.                                             Malaysia
Spicer Philippines Manufacturing Co. (inactive)                                    Philippines
Dana Asia (Singapore) Pte. Ltd.                                                    Singapore
R.O.C.  Spicer Ltd.                                                                Taiwan
     Timing Investments Limited                                                    Taiwan
        Taiyin Enterprise Ltd.                                                     Taiwan
Spicer Asia Engineering Ltd.                                                       Taiwan
Dana Asia (Taiwan) Ltd. (Warner Electric Trading Co.)                              Taiwan
Dana Asia (Taiwan) APD Co., Ltd.                                                   Taiwan
Echlin Taiwan Ltd.                                                                 Taiwan
Dantean Company, Limited. (f.k.a. Spicer Thailand)                                 Thailand
Dana Industrial Co., Limited                                                       Thailand
Dana Asia (Thailand) Limited                                                       Thailand
Dana Spicer (Thailand) Limited (fka Spicer Asia (Thailand)                         Thailand
Dana Austria GmbH                                                                  Austria
     Glacier Gleitlager Handelsgesellschaft mbH                                    Austria
Warner Electric SA (Dormant)                                                       Belgium
Clark-Hurth Belgium N.V.                                                           Belgium
     Clark Equipment Belgium N.V.                                                  Belgium
Glacier Belgium                                                                    Belgium
Quinton Hazell Belgium SA                                                          Belgium
Stieber Ltd.                                                                       United Kingdom
Dana Holdings UK Limited                                                           United Kingdom

     Echlin (Southern) Holdings Ltd. (Jersey)                                      United Kingdom
     Dana Holdings Limited                                                         United Kingdom
         Dana Spicer Europe Ltd.                                                   United Kingdom
            Warner Electric Limited                                                United Kingdom
            Dana Interlock Limited (Dormant 1/1/94)                                United Kingdom
                Taylor Industrial Clutches Ltd.                                    United Kingdom
            Wichita Company Limited                                                United Kingdom
         Dana Limited (formerly Dana (1982) Limited)                               United Kingdom
         Superior Electric Engineering Services, Ltd.                              United Kingdom
         Dana Spicer Limited                                                       United Kingdom
     Echlin Europe Limited                                                         United Kingdom
         Quinton Hazell Plc.                                                       United Kingdom
              Motaproducts Automotive Limited (Dormant)                            United Kingdom
              Supra Group Limited (Dormant)                                        United Kingdom
              Commercial Ignition Limited (Dormant)                                United Kingdom
              British Filters Limited (Dormant)                                    United Kingdom
              TJ Filters Limited (Dormant)                                         United Kingdom
              Quinton Hazell Automotive Limited                                    United Kingdom
              Quinton Hazell (Far East) Limited                                    United Kingdom
              Whitely Rishworth Exports Ltd. (Dormant)                             United Kingdom
         Preferred Technical Group-CHA Limited                                     United Kingdom
         WH Components Limited                                                     United Kingdom
         Hobourn Automotive Limited                                                United Kingdom
              SU Automotive Limited                                                United Kingdom
                 SU Pension Trustee Limited                                        United Kingdom
              Hobourn Group Pension Trust Company Limited                          United Kingdom
         Whitely Rishworth Ltd.                                                    United Kingdom
         Automotive Motion Technology Limited                                      United Kingdom
         Echlin Automotive Systems Limited                                         United Kingdom
         Lipe Limited                                                              United Kingdom
              Driveline Systems Limited                                            United Kingdom
Dana S.A.                                                                          France
     Perfect Circle Europe (fka Floquet Monopole S.A.)                             France
         Societe Industrielle de Precision Marti, S.A.                             France
              Societe de Reconditionnement Industriel de Moteurs S.A. (S.R.I.M.)   France
       Spicer France SarL                                                          France
     Warner France, S.A.                                                           France
     Collins & Tournadre "TOURCO"                                                  France
         G.I.E. Warner & Tourco                                                    France
     Sealed Power Europe S.A.                                                      France
     Dana France SAS                                                               France
         Glacier Vandervell SAS                                                    France
Superior Electric SarL (to be liquidated)                                          France
Stieber SarL                                                                       France
Clark-Hurth Components S.A.R.L.                                                    France
Nobel Plastiques S.A.                                                              France
     Nobel Plastiques Climatisation S.A.                                           France
Quinton Hazell SarL                                                                France
Dana GmbH                                                                          Germany
     Dana Holdings GmbH                                                            Germany
         Reinz Dichtungs GmbH                                                      Germany
         Euro Reinz GmbH (dormant)                                                 Germany
         Warner Electric GmbH                                                      Germany
         Erwin Hengstler Hydraulic GmbH                                            Germany
         The Weatherhead GmbH                                                      Germany
         M. Friesen GmbH                                                           Germany
              Horst Riedel GmbH                                                    Germany
         Stieber Antriebselemente GmbH                                             Germany
         Spicer GmbH (f.k.a. Superior Electric GmbH)                               Germany
         Clark-Hurth Components Vertriebs GmbH                                     Germany
         DKW Kunststoffwerke GmbH                                                  Germany

               Thermoplast+Apparatebau GmbH                                        Germany
     Sealed Power Europe GmbH                                                      Germany
Echlin Holding GmbH                                                                Germany
     FTE Automotive GmbH                                                           Germany
         Move Brems-Und Kupplungsschlauch                                          Germany
     Echlin Grundstucksverwaltung (Deutchland) GmbH                                Germany
Quinton Hazell Deutschland GmbH                                                    Germany
Spicer India Limited                                                               India
Stieber Precision Pvt. Ltd.                                                        India
Dana Finance (Ireland) Limited                                                     Ireland
Quinton Hazell (Ireland) Limited                                                   Ireland
     Moprod (Ireland) Limited                                                      Ireland
     Quinton Hazell Limited                                                        Ireland
Dana Italia, SpA                                                                   Italy
     Metaltechno SpA                                                               Italy
         Clark-Hurth Components SpA                                                Italy
Quinton Hazell Italia SpA                                                          Italy
D.E.H. Holdings SARL                                                               Luxembourg
Dana Europe Holdings B.V.                                                          Netherlands
     Spicer  Netherland B.V. (Dormant)                                             Netherlands
         Leguana Participations B.V. (Holding Co.)                                 Netherlands
     Warner Electric BV (f.k.a. Maumee Holdings B.V.)                              Netherlands
       Superior Electric Nederland B.V. (shell)                                    Netherlands
Echlin (Investments) Netherlands B.V.                                              Netherlands
     Echlin (Properties) Netherlands BV                                            Netherlands
Quinton Hazell Nederland B.V.                                                      Netherlands
Wix Filtron Sp. zo.o.                                                              Poland
Quinton Hazell Polska Sp. zo.o.                                                    Poland
Dana Equipamientos SA (f.k.a. Spicer Espana S.A.)                                  Spain
     Sealed Power Europe S.L.                                                      Spain
     Dana Thermoplast Iberica, S.A.                                                Spain
Industrias Seloc Reinz S.A. (closed)                                               Spain
Industrias Serva S.A.                                                              Spain
Glaser Serva S.A.                                                                  Spain
Quinton Hazel Espana S.A.                                                          Spain
Nobel Plastiques Iberica S.A.                                                      Spain
Dana AB                                                                            Sweden
     Warner-Tollo AB                                                               Sweden
Quinton Hazell Svenska AB                                                          Sweden
Warner Electric (International) S.A.                                               Switzerland
     (International Headquarters, f.k.a. Warner Electric S.A., locally known as "Swiss Inc.")
     T&N Zug AG                                                                    Switzerland
         Glacier Tristar SA                                                        Switzerland
Warner Electric S.A.                                                               Switzerland
     (Operating and local sales company, f.k.a. Societe de Vente Warner Electric S.A., locally  known as "Swiss Trade")
Echlin Charger Mfg. Co. (Pty.) Ltd.                                                South Africa
     MAG Brakes (Prop.) Limited                                                    South Africa
     Electron Seventeen (Prop.) Limited                                            South Africa
     Insom Investments (Prop.) Limited                                             South Africa
     J&H Marcus Manufacturing Company (Prop.) Ltd.                                 South Africa
     Miclaric Investments (Prop.) Limited                                          South Africa
     South African Engineering Company (Prop.) Limited                             South Africa
     South African Engineering Company (Natal) (Prop.) Limited                     South Africa
Dana Argentina S.A.                                                                Argentina
     Dana San Juan S.A. (f.k.a. AROS Daneri, S.A.)                                 Argentina
     Dana San Luis S.A. (f.k.a. Trasa San Luis)                                    Argentina
     Transmissiones Homocineticas Argentina S.A. (THA)                             Argentina
     Farlock S.A.                                                                  Argentina
         Cerro de los Medanos S.A.                                                 Argentina
Spicer Ejes Pesatos S.A.                                                           Argentina
Nakata Autoparts S.A.                                                              Argentina

Echlin Argentina S.A. (a/k/a Plasbestos)                                           Argentina
Fanacif Products Argentina S.A.                                                    Argentina
Dana Equipamentos Ltda.                                                            Brazil
     Dana-Albarus, S.A. Industrial E Comercio                                      Brazil
          Pellegrino Autopecas Industrial e Comerico Ltda.                         Brazil
             CIDAP-Industrial e Distribuidora
               de Aurtopecas Ltda. (Dormant)                                       Brazil
          Albarus Sistemas Hidraulicos Ltda.                                       Brazil
Albarus S.A. Comercial e Exportadora                                               Brazil
               Cirane Industria e Comercio Ltda.                                   Brazil
     Previalbarus Societe de Providencia                                           Brazil
     Dana Industrial S.A.                                                          Brazil
         Metalurgica Brasitalia Ltda.                                              Brazil
         Suzuki Comercial Ltda.                                                    Brazil
     Dana Bahia Ltda.                                                              Brazil
Warner Electric do Brasil Ltda.                                                    Brazil
Dana do Brasil Ltda.                                                               Brazil
     Dana Industrias Ltda.                                                         Brazil
     SM-Sistemas Modulares Ltda.                                                   Brazil
Glacier do Brasil Limitada                                                         Brazil
Glacier Daido do Brasil Limitada                                                   Brazil
Echlin Do Brasil S.A.                                                              Brazil
Industria De Ejes Y Transmissiones S.A. (Transejes)                                Colombia
     Transejes C.D. Ltda.                                                          Colombia
     Transcar Ltda.                                                                Colombia
     Transmotor Ltda.                                                              Colombia
Echlin de Colombia Ltda.                                                           Colombia
Echlin Del Peru S.R. Ltda.                                                         Peru
UBALI S.A.                                                                         Uruguay
Talesol S.A.                                                                       Uruguay
Inversora Sabana, S.A.                                                             Venezuela
     Echlin de Venezuela C.A.                                                      Venezuela